Exhibit 10.50

SECOND AMENDMENT TO DISPATCHING SERVICES AGREEMENT

This SECOND AMENDMENT TO DISPATCHING SERVICES AGREEMENT (this “Second Amendment”) is made this 31st day of August, 2017, by and among FLORIDA DISPATCHCO LLC (f/k/a FLORIDA EAST COAST DISPATCH LLC), a Delaware limited liability company (“DispatchCo”), FLORIDA EAST COAST RAILWAY, L.L.C., a Florida limited liability company (including its successors and assigns, “FECR”) and ALL ABOARD FLORIDA – OPERATIONS LLC, a Delaware limited liability company (including its successors and assigns, “AAF”), DispatchCo, AAF and FECR are referred to individually hereinafter as a “Party”, and collectively as the “Parties”. Capitalized terms used but not defined herein have the meanings set forth in the Dispatching Services Agreement dated December 27, 2016 by and among DispatchCo, AAF and FECR (as may be further amended, restated, replaced, supplemented or otherwise modified, the “Dispatching Agreement”).

WITNESSETH:

WHEREAS, the Parties entered into the Dispatching Agreement in order to set forth the terms and conditions pursuant to which DispatchCo will provide Train Dispatching Services (as defined in Section 1.1(g) of the Dispatching Agreement) in connection with the operation of Freight Service by FECR and Passenger Service by AAF on, along and over the Shared Infrastructure (as defined in Section 1.1(g) of the Joint Use Agreements) and the Cocoa-Orlando Rail Corridor (as defined in Section 1.1(c) of the Dispatching Agreement);

WHEREAS, the Parties amended the Dispatching Agreement by a First Amendment, dated June 30, 2017 (“First Amendment”); and

WHEREAS, the Parties desire to further amend Section 9.5(b) of the Dispatching Agreement as set forth hereinafter in Section 1 of this Second Amendment;

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Dispatching Agreement as follows:

1.             Section 9.5(b) of the Dispatching Agreement, as amended, is hereby deleted in its entirety, and in lieu thereof, Section 9.5(b) shall read as follows:

(b)          The “Commencement of Passenger Service Date” of this Agreement shall be 12:01 a.m. on October 3, 2017.

This Second Amendment shall not constitute an amendment or waiver of any provision of the Dispatching Agreement not expressly referred to herein. Except as specifically stated herein, the Dispatching Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms “Agreement”, “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import shall, unless the context otherwise requires, refer to the Dispatching Agreement as modified hereby.

2.             Except as herein specifically amended, all other terms and conditions and provisions of the Dispatching Agreement, as amended by the First Amendment, shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this Second Amendment to Dispatching Services Agreement to be duly executed as of the date first above written.

FLORIDA DISPATCHCO LLC A Delaware limited liability company

By:	/s/ Robert Ledous
Its:	Senior Vice President Secetary

FLORIDA EAST COAST RAILWAY, L.L.C. A Florida limited liability company

By:	/s/ Robert Ledous
Its:	Senior Vice President

ALL ABOARD FLORIDA-OPERATIONS LLC A Delaware limited liability company

By:	/s/ [ILLEGIBLE] , Pres.
Its:	President